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                                                                   EXHIBIT 10.7



                                 August 31, 2000



Hutchinson Technology Incorporated
40 West Highland Park
Hutchinson, Minnesota 55350

         RE: Master Lease Agreement dated as of December 19, 1996, as amended
             ----------------------------------------------------------------

Gentlemen:

         This will confirm the collateral understanding which has been reached between us with respect to the above-referenced Master Lease Agreement (the "LEASE") between General Electric Capital Corporation ("LESSOR") and Hutchinson Technology Incorporated ("LESSEE"). Capitalized terms used herein without definition shall have the meaning given them in the Lease.

         Solely with respect to the Equipment Schedules specified on Exhibit No. 1 attached hereto (the "SPECIFIED SCHEDULES"), and solely to the extent the Lease is incorporated by reference in the Specified Schedules, the parties desire to waive noncompliance by Lessee with certain covenants under the Lease; amend the provisions of the Lease; and confirm the exercise by Lessee of its option to purchase the Equipment pursuant to the Lease.

         The interest of Lessor in certain Equipment Schedules executed pursuant to the Lease has been assigned to Firstar Bank, N.A. (formerly known as Firstar Leasing Services Corporation), The Fifth Third Leasing Company, The CIT Group/Equipment Financing and SELCO Service Corporation (collectively, "ASSIGNEES"). Assignees join herein to confirm their agreement to the provisions hereof.

         In consideration of the sum of Ten Dollars ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Effective upon satisfaction of the following specified conditions precedent (such date being referred to as the "EFFECTIVE DATE"), solely with respect to the Specified Schedules and the Lease to the extent incorporated by reference in the Specified Schedules, Lessor and Assignees waive noncompliance by Lessee with the provisions of Sections XXIV(b) and (c) of the Lease. The foregoing waiver shall be effective upon satisfaction of the following conditions precedent:

         (a) Lessee executes and returns to Lessor a copy of this letter agreement;

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Hutchinson Technology Incorporated
August 31, 2000
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         (b) Lessee executes and delivers to Lessor the Letter of Credit
Agreement and causes to be issued to Lessor and each Assignee an irrevocable standby letter of credit, referenced in Section 6 hereof; and

         (c) Lessee pays to Lessor and each Assignee the fee referenced in
Section 7 hereof.

         2. Lessee hereby notifies Lessor and Assignees that Lessee unconditionally and irrevocably elects to purchase, on the FMV Special Purchase Option Date with respect to each of the Specified Schedules, all (and not less than all) of the Equipment leased under all such Specified Schedules executed under the Lease, in accordance with the special purchase option specified in
Section XXIII of the Lease. The parties agree that, solely to the extent the Lease is incorporated by reference in the Specified Schedules, the provisions of
Section XXIII are hereby amended, as and to the extent required to conform with the foregoing unconditional and irrevocable exercise by Lessee of such special purchase option with respect to all Specified Schedules, including, without limitation, the provisions of Section XXIII(a) regarding the period of time during which Lessee may give prior written irrevocable notice regarding its exercise of such special purchase option.

         3. Effective on the Effective Date, solely to the extent the Lease is incorporated by reference in the Specified Schedules, Sections V(g) and XXIV of the Lease are deleted.

         4. Effective on the Effective Date, solely with respect to the Specified Schedules and the Lease to the extent incorporated by reference in the Specified Schedules, Lessor and Assignees waive compliance by Lessee with the provisions of Section VI(b) of the Lease, solely to the extent that Lessee is prohibited by such provisions from discontinuing the use of the Equipment for a period in excess of six (6) consecutive months.

         5. Lessee represents and warrants that Lessee is not aware of any claims, counterclaims, setoffs, actions or causes of actions, damages or liabilities of any kind or nature whatsoever, whether at law or in equity, in contract or in tort, whether now accrued or hereafter maturing (collectively, "CLAIMS") against Lessor or any of the Assignees, or their respective direct or indirect parent corporation or any direct or indirect affiliates of such parent corporation, or any of their respective directors, officers, employees, agents, attorneys and legal representatives, or the heirs, administrators, successors or assigns of any of them (collectively, the "LESSOR PARTIES") that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event (as defined below). As an inducement to Lessor and Assignees to enter into this letter agreement, Lessee, and its successors and assigns, hereby knowingly and voluntarily release and discharge all Lessor Parties from any and all Claims, known to Lessee, that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event, other than obligations of the Lessor Parties under the Lease. As used herein, the term "PRIOR RELATED EVENT" means any transaction, event, circumstance, action, failure to act, occurrence of any sort or type, known to Lessee, which occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue

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August 31, 2000
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of any of the terms of the Lease or any documents executed in connection with the Lease or which was related to or connect in any manner, directly or indirectly, to the Lease and all Schedules thereto.

         6. On or before the date that is ten (10) business days after the date of this letter agreement, Lessee shall execute and deliver to Lessor and Assignees the Letter of Credit Agreement in substantially the form attached hereto as Exhibit No. 2 and shall cause the issuance to Lessor and each Assignee of an irrevocable standby letter of credit in compliance with the terms of the Letter of Credit Agreement.

         7. Concurrently with the execution hereof, Lessee shall pay to Lessor and each Assignee the fee specified in the separate fee letter between Lessee and Lessor and each Assignee, respectively.

         8. Except as expressly set forth herein to the extent applicable with respect to the Lease as incorporated by reference in the Specified Schedules, the terms and conditions of the Lease remain unmodified and in full force and effect.

         9. The parties acknowledge and agree that, to the extent the Lease is incorporated by reference in any Equipment Schedule executed pursuant thereto other than the Specified Schedules, the terms and conditions of the Lease remain unmodified and in full force and effect.

         If the foregoing accurately sets forth our understanding with respect to the subject matter hereof, please sign and return the enclosed copy of this letter and it will constitute an amendment of the Lease, solely to the extent the Lease is incorporated by reference in the Specified Schedules, pursuant to
Section XX (f) thereof.

         This letter may be executed in any number of counterparts, and by different parties hereto on separate counterparts or signature pages, each of which shall be deemed an original, but all of which constitute one and the same instrument, and this letter shall be binding on all of the parties hereto, even though such parties do not sign the same counterpart or signature page.

         WITNESS the following signatures:


                                       GENERAL ELECTRIC CAPITAL
                                       CORPORATION

                                       By:  /s/  Timothy Perusek
                                          --------------------------------------
                                       Name:  Timothy B. Perusek
                                            ------------------------------------
                                       Title: Senior Risk Manager
                                             -----------------------------------


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Hutchinson Technology Incorporated
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FIRSTAR BANK, N.A. (formerly known as Firstar Leasing Services Corporation)

                                       By:  /s/  Robert J. Stark
                                          --------------------------------------
                                       Name:  Robert J. Stark
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------


                                       THE FIFTH THIRD LEASING COMPANY

                                       By:  /s/  William M. Thurman
                                          --------------------------------------
                                       Name:  William M. Thurman
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------


                                       SELCO SERVICE CORPORATION

                                       By:  /s/  H. Russell Wilks
                                          --------------------------------------
                                       Name:  H. Russell Wilks
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------


                                       THE CIT GROUP/EQUIPMENT FINANCING

                                       By:  /s/  Daniel E. A. Nichols
                                          --------------------------------------
                                       Name:  Daniel E. A. Nichols
                                            ------------------------------------
                                       Title:  Assistant Vice President
                                             -----------------------------------


AGREED:

HUTCHINSON TECHNOLOGY INCORPORATED

By:  /s/  Ruth N. Bauer
    ----------------------------------------
Name:  Ruth Bauer
     ---------------------------------------
Title:  Treasurer
      --------------------------------------


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